Janus Investment Fund

Janus Henderson Emerging Markets Managed Volatility Fund

Janus Henderson Global Income Managed Volatility Fund

Janus Henderson International Managed Volatility Fund

Supplement dated March 4, 2022

to Currently Effective Prospectuses

and Statement of Additional Information

At a meeting of the Board of Trustees (the “Trustees”) of Janus Investment Fund on February 25, 2022, the Trustees approved plans to liquidate and terminate each of Janus Henderson Emerging Markets Managed Volatility Fund, Janus Henderson Global Income Managed Volatility Fund, and Janus Henderson International Managed Volatility Fund (collectively, the “Funds,” and each, a “Fund”), with such liquidations effective on or about May 20, 2022, or at such other time as may be authorized by the Trustees (the “Liquidation Date”). The termination of each Fund is expected to occur as soon as practicable following the Liquidation Date.

Effective on or about March 18, 2022, the Funds will no longer accept investments by new shareholders. Each Fund may be required to make a distribution of any income and/or capital gains of the Fund in connection with its liquidation.

Shareholders of the Funds may redeem their shares or exchange their shares for shares of another Janus Henderson fund for which they are eligible to purchase at any time prior to the Liquidation Date. Effective on or about March 18, 2022, any applicable contingent deferred sales charges (CDSCs) charged by each Fund will be waived for redemptions or exchanges. Exchanges by Class A shareholders into Class A Shares of another Janus Henderson fund are not subject to any applicable initial sales charge. If a shareholder has not redeemed their shares as of the Liquidation Date, the shareholder’s account will generally be automatically redeemed and proceeds will be sent to the shareholder of record. For shareholders holding shares through an intermediary, check with your intermediary regarding its fund liquidation policies and other Janus Henderson funds and share classes offered through your intermediary. For shareholders of Class D Shares investing through a tax-deferred account, shares will be exchanged for shares of Janus Henderson Government Money Market Fund as soon as practicable following the Liquidation Date.

To prepare for the closing and liquidation of the Funds, each Fund’s portfolio managers may increase the Funds’ assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, each Fund may deviate from its stated investment strategies and policies and accordingly cease being managed to meet its investment objective during its liquidation.

Additionally, any asset reductions and increases in cash and similar instruments could adversely affect a Fund’s short-term performance prior to the Liquidation Date. Each Fund will incur transaction costs, such as brokerage commissions, when selling certain portfolio securities as a result of its plan to liquidate and terminate. These transaction costs may adversely affect performance.

Unless shares of a Fund are held in a tax-deferred account, the liquidation of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation.

A shareholder may obtain additional information by calling their plan sponsor, broker-dealer, or financial institution, or by contacting a Janus Henderson representative at 1-877-335-2687 (or  1-800-525-3713 if you hold Class D Shares).

Please retain this Supplement with your records.

Janus Investment Fund

Janus Henderson U.S. Managed Volatility Fund

(the “Fund”)

Supplement dated March 4, 2022

to Currently Effective Prospectuses

and Statement of Additional Information

This supplement provides new and additional information in connection with the supplement that was filed on February 3, 2022 for the Fund.

Janus Henderson Investors US LLC (formerly, Janus Capital Management LLC), the investment adviser of the Fund (the “Adviser”), has recommended and the Board of Trustees of Janus Investment Fund (the “Trustees”) has approved the transfer of the day-to-day management of the Fund to the Adviser, and the appointment of Ashwin Alankar, Ph.D., as the Fund’s portfolio manager (the “Restructuring”). The Restructuring will result in changes to the Fund’s name and investment strategies; however, the Fund’s investment objective will not change and the Fund will continue to pursue its investment objective using a risk-managed equity strategy that focuses on lower volatility relative to a benchmark index.

The Trustees have also approved an interim subadvisory agreement (the “Interim Subadvisory Agreement”) between the Adviser and Intech Investment Management LLC (“Intech”), the Fund’s current subadviser, under which Intech will continue to serve as the Fund’s subadviser until the effective date of the Restructuring. Upon the effective date of the Restructuring, the Adviser will become the sole investment adviser of the Fund.

The Fund will provide shareholders with further information regarding the Restructuring in a supplement to the Fund’s prospectus, which will be filed at a later date. The Fund will also file an amendment to its registration statement to reflect the investment strategy and portfolio manager changes contemplated by the Restructuring. These Restructuring changes will be effective no earlier than 60 days after filing the supplement and amendment to the Fund’s registration statement to allow adequate notice to shareholders.

Please retain this Supplement with your records.